UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Investment Commentary and Annual Report	December 31, 2014

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

The markets traversed a bumpier path in 2014 than the prior year. The S&P 500 Index’si double digit final return of 13.69% should please investors, but the ride surely did not. The market dropped over 5% three times during the course of the year (with a couple additional close calls). The big doozy came in October when the market swoon took us just shy of the much awaited 10% correction level. Though there had been much angst about the unsustainably low volatility levels earlier in the year, when volatility spiked in October to levels not seen since 2011, concerns only grew. Nothing caused us to question our long-term bullish view so we advocated using the pullback as a buying opportunity, and history proved us correct.

We practice what we preach and bought on the dip. This helped the Fund bounce back from our third quarter pullback in the fourth quarter. While we beat the market by a good margin in the quarter, this strength fell short of what we needed to take us ahead for the entire year. We strive to beat the S&P 500 Index by a significant margin with consistency, so we are always disappointed when we fail to do so. This is no exception. At the same time, we know with certainty that all active managers, including the best, underperform at times.

Since inception, the Fund has outperformed 10 of its 15 years or  2/3 of the time, which compares favorably to the top performing funds. The institutional share class has beat the S&P 500 Index by over 265 basis points on average per year since inception, while the retail share class has outperformed by just shy of 180 basis points on average annually. After two extremely good years (2012 and 2013), we warned people that the pace of outperformance could not be sustained. While we didn’t expect to underperform, longer-term investors have still fared well relatively. Even after lagging in 2014, the Fund gained 165% over the past three years, more than doubling the S&P 500 Index’s 74% return.

Reversion to the mean is a strong and powerful force in the markets. The only good news about lagging the market in 2014 is that the force is now working in our favor, rather than against us. That combined with our favorable macroeconomic outlook and the solid fundamentals and valuations of our companies makes us optimistic for the outlook this year. Market returns over the next few years will surely be lower than

The Investment Commentary is not a part of the Annual Report.

II	Legg Mason Opportunity Trust

the past few, but still offer some of the best opportunities available. We expect respectable returns going forward.

Evidence of an improving economy builds. The strength of third quarter U.S. Gross Domestic Product (“GDP”)ii growth at 5% surprised many. Job growth in 2014 capped the best year since 1999. Corporate earnings growth remains solid and double digit dividend growth helps the market. Falling oil prices provides a net benefit to consumers that more than offsets any pain for producers. Inflation remains low, easing pressure on the Federal Reserve Board (“Fed”)iii to increase rates significantly. Since rising oil and significant monetary policy tightening typically cause recessions, we still don’t see one occurring for awhile. This is good news for the markets since recessions typically end bull markets. We do believe a Fed tightening could cause a nasty market correction, and we are figuring out how to protect the portfolio from this risk. Historically, this knee-jerk reaction has always been a buying opportunity. Lastly, equity valuations are ok, not great but we don’t believe they are an impediment to stock returns.

We like the broad positioning of the Fund’s portfolio (Housing, Financials, Technology and Airlines) even more lately. We think this year will prove out our bullishness on housing. Many people we speak to vocally disagree with us (which we like as it indicates what’s priced into the stocks). Our bullish view centers on demographics, and the need for more housing stock. Birth rates, household formations and demand have been hindered by the economy, but they have all bottomed and clearly started up. Supply constraints and credit availability created headwinds in 2014. Both remain but are improving on the margin. Indeed, Raymond James actually upgraded their entire homebuilder coverage to outperform today saying “Obama’s FHA price cut marks a rare visible moment that marks a key inflection point which forces investors to take notice.” Rarely does the government make improving a particular industry a top objective.

New orders should see significant improvement year over year. Overall activity levels still languish near prior recession lows. We need big volume growth to meet estimated underlying demand creation, then even more to fill the hole that’s been created. You can buy the homebuilders for below market multiples on this year’s earnings and they are expected to grow earnings double digits for as far as the eye can see.

We’ve taken down our weight in Financials over the past few years as conditions have normalized. It remains our second largest sector exposure (after Consumer Discretionary where the builders sit) and we’ve concentrated in our favorite areas. Mortgage insurers and the mega-cap banks make up the bulk now. We think both have significant upside. Mortgage insurers represent a significant piece of the future solution to private capital funding housing lending. They benefit from the housing dynamics we discussed previously plus they trade at significant discounts to the market while growing well above market rates for the foreseeable future. A similar valuation and growth case can be made for the mega banks. Companies like JP Morgan, Citigroup and Bank of America will generate sig-

The Investment Commentary is not a part of the Annual Report.

Legg Mason Opportunity Trust	III

Investment commentary (cont’d)

nificant amounts of excess capital that will eventually be returned to shareholders.

Some of the higher growth technology names were hit hard last year. Investor patience for lofty valuations and little progress towards profits understandably waned. This rout provided us the opportunity to add significantly to names we thought were wrongly penalized, like Amazon.com Inc. (where we added some long dated call options), Priceline Group Inc. and Coupons.com Inc.

We appreciate your continued support and confidence. We promise to continue to work hard to generate attractive returns on your behalf.

Bill Miller, CFA

Portfolio Manager

LMM, LLC

January 23, 2015

Data cited have been obtained from sources believed to be reliable, but accuracy and completeness cannot be guaranteed. Past performance is no guarantee of future results

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2014 were: American Airlines Group Inc. (5.0%), Delta Air Lines Inc. (4.5%), United Continental Holdings Inc. (4.5%), Genworth Financial Inc., Class A Shares. (3.4%), PulteGroup Inc. (3.4%), Platform Specialty Products Corp. (3.2%), NXP Semiconductors NV (3.2%), Lennar Corp., Class A Shares (3.1%), MGIC Investment Corp. (3.1%) and Intrexon Corp. (3.1%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Consumer Discretionary (29.3%), Financials (18.8%), Information Technology (18.8%) Industrials (14.0%) and Health Care (7.5%). The Fund’s portfolio composition is subject to change at any time.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Opportunity Trust

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Opportunity Trust	V

Annual Report	December 31, 2014

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Opportunity Trust for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

Legg Mason Opportunity Trust 2014 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund invests in securities, derivatives and other financial instruments that, in the Fund adviser’s opinion, offer the opportunity for long-term growth of capital. The Fund’s adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The Fund may invest in U.S. and foreign equity and fixed-income securities, derivatives and other financial instruments including, but not limited to, private equity and hedge funds. The Fund may also engage to a substantial degree in short sales of securities and other instruments and can borrow money for investment purposes in amounts up to 10% of its net assets.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi climbed 13.69% this year, posting double-digit gains for a third year. The Dow Jones Industrial Average (“DJIA”)ii followed suit rising 10.04% for the year with the NASDAQ Composite Indexiii surpassing both, closing out the year with a rise of 14.83%. Nine out of the ten sectors in the S&P 500 Index posted positive returns at year end, with Utilities and Health Care gaining the most with returns of 28.98% and 25.34%, respectively. On the other hand, Energy and Telecommunication Services did the worst posting returns of -7.79% and 2.99% respectively. Large-caps outperformed mid-caps, which beat small-cap names. Specifically, the large-cap Russell 1000 Indexiv returned 13.24%, edging ahead of the Russell MidCap Index’sv 13.22% gain for the year. The small-cap Russell 2000 Indexvi posted 4.89% returns. Value stocks slightly outperformed growth stocks with the Russell 1000 Value Indexvii rising to 13.45% compared with the Russell 1000 Growth Index’sviii rise of 13.05% over the year. Stocks outperformed bonds, with the Barclays U.S. Aggregate Indexix underperforming most equity benchmarks with a 5.97% return. However, long dated U.S. Treasuries outperformed the S&P 500 Index by at least 1000 bps with the Barclays Long-Term Bond Treasury Indexx rising 25.1%. Gold continued to decline in 2014, decreasing by 1.50%. The U.S. Dollar Index (“USDX”)xi had its strongest year since 1997, increasing 12.79%, while oil prices fell 45.9%. Initial public offerings (“IPOs”), finished out the year strong with $231.7B in proceeds and 376 firms completing IPOs, making this year the highest since 2010. Major developed countries ended the year with positive gains, with the United States being the top country with a rise of 13.68% followed by Canada with an increase of 8.35%. India was the strongest BRICxii country, gaining 26.41%.

The stock market picked up speed in the fourth quarter after the largest correction in two years. The NASDAQ Composite Index led the charge with a 5.76% quarterly gain while the Dow Jones Industrial Average Index gained 5.20% and the S&P 500 Index rose 4.93%. The market started the quarter down, continuing the pullback that began at the end of September but the market quickly regained momentum through the rest of the quarter reaching record highs as people continued to buy the dips. In October, the Federal Reserve Board (“Fed”)xiii finally ended third round of quantitative easing (“QE3”) but maintained the “considerable time” language in reference to the start of rate hikes. Seven out of the ten sectors in

2	Legg Mason Opportunity Trust 2014 Annual Report

the S&P 500 Index posted positive returns for the quarter, with Utilities and Consumer Discretionary gaining the most with 13.19% and 8.74% returns, respectively. Energy and Telecommunications performed the worst with returns of -10.68% and -4.16%, respectively.

Q. How did we respond to these changing market conditions?

A. At the start of 2014, the Fund was positioned to take advantage of the pending economic recovery, specifically in the housing market. Over the course of the year, the broad positioning of the portfolio remained consistent but the Fund did opportunistically take new positions and scale back others as they worked.

The Fund initiated twenty-four new positions throughout the course of the year and eliminated thirty-four. The activity was driven by bottoms-up stock picking, as opposed to a wholesale shift in strategic portfolio positioning. The Fund continues to monetize volatility in the market by paring back winners and adding to names where the market doesn’t appropriately reflect the embedded intrinsic value.

The Fund remains positioned primarily in four areas: Housing, Financials, Airlines and Technology. The weight in Consumer Discretionary increased from roughly 27% at the end of 2013 to about 29% at the end of 2014. Amazon.com Inc., Priceline Group Inc. and Coupons.com Inc. accounted for 610 bps of this increase and we consider these names to be more technology plays than Consumer Discretionary ones. Technology growth stocks were hit hard in 2014 creating some attractive opportunities.

We continue to believe we are in the early stages of a strengthening economic recovery. These companies are the most undervalued over the long term and will benefit the most from the improvement, as well as from improving capital allocation.

Performance review

For the twelve months ended December 31, 2014, Class C shares of Legg Mason Opportunity Trust, excluding sales charges, returned 9.99%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 13.69% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned 9.98% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 770 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Opportunity Trust 2014 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Opportunity Trust:
Class A	2.55%	10.97%
Class C	2.12%	9.99%
Class FI	2.46%	10.90%
Class R	2.29%	10.42%
Class I	2.67%	11.23%
S&P 500 Index	6.12%	13.69%
Lipper Multi-Cap Core Funds Category Average[1]	3.26%	9.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.56%, 2.37%, 1.62%, 2.04% and 1.28%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Airlines continued to outperform in 2014, continuing their three year streak. As a result, American Airlines Group Inc., Delta Air Lines Inc. and United Continental Holdings were among the top contributors with returns of 113.5%, 80.5% and 33.2%, respectively. Outside of the airlines, the top contributor was the Apple 71.43 calls with an average weight of 2.4% over the year. The Apple calls posted a 169.8% return for the year, as a stock split went into effect in June and new devices, such as the Apple watch, were introduced into the market.

Q. What were the leading detractors from performance?

A. Monitise PLC underperformed in 2014 becoming the biggest detractor with a -62.3% return for the year. This underperformance was a result of missing guidance and lowering estimates throughout the year. However, Monitise announced in November that it has expanded its commercial agreements with Santander, Telefonica,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 790 funds for the six-month period and among the 770 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Opportunity Trust 2014 Annual Report

and MasterCard, with the strategic partnership investing a total of £49M in Monitise. This will help Monitise support continued platform development and to reach strong profitable growth by 2016. The second largest detractor was Genworth Financial Inc. with a -45.3% return for the year. In the second quarter, Genworth announced that they would be conducting a comprehensive review of the Long Term Care (“LTC”) claim reserves. Since the announcement, Genworth experienced $531M in reserve increases as a result of the first part of the company’s LTC claim review. Genworth had promised that the second part of the claim review would be announced during the fourth quarter; however, they have since delayed the results increasing negative perceptions.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated twenty-four new positions during the year while eliminating thirty-four holdings for a net move of ten fewer holdings, bringing the Fund’s total names to fifty-eight. The Fund’s top ten holdings increased to 36.5% of the portfolio from 31.5% in the prior year.

We participated in three IPO’s in 2014: Coupons.com Inc., Grub Hub Inc. and Alibaba Group Holding Ltd. ADS.

In addition to new offerings, the Fund was once again most active in the Information Technology and Consumer Discretionary sector. In the Information Technology sector, we initiated positions in Apple Inc. 100 Calls, Qualcomm Inc., Alibaba Group Holdings ADR, Endurance International Group Holdings Inc. and Monitise PLC. Meanwhile, we sold out of International Business Machines Corp. and Microsoft Corporation. In the Consumer Discretionary sector, purchases included GameStop Corp., Priceline Group Inc. and Amazon.com Inc. 300 Calls.

As for selling activity, the Fund sold the most positions in the Financials sector, even though it remains the second largest sector exposure. The weight in Financials decreased from roughly 34% at the end of 2013 to about 19% at the end of 2014. In the Financials sector, the largest positions we sold out of were NorthStar Realty Finance Corp., Newcastle Investment Corp. and The Hartford Financial Services Group Inc.

Thank you for your investment in Legg Mason Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Legg Mason Opportunity Trust Team LMM, LLC

January 20, 2015

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may

Legg Mason Opportunity Trust 2014 Annual Report	5

Fund overview (cont’d)

engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2014 were: American Airlines Group Inc. (5.0%), Delta Air Lines Inc. (4.5%), United Continental Holdings Inc. (4.5%), Genworth Financial Inc., Class A Shares (3.4%), PulteGroup Inc. (3.4%), Platform Specialty Products Corp. (3.2%), NXP Semiconductors NV (3.2%), Lennar Corp., Class A Shares (3.1%), MGIC Investment Corp. (3.1%) and Intrexon Corp. (3.1%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Consumer Discretionary (29.3%), Financials (18.8%), Information Technology (18.8%) Industrials (14.0%) and Health Care (7.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Opportunity Trust 2014 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

viii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Barclays Long-Term Treasury Bond Index measures the performance of ten-year U.S. Treasury notes. The Index holds ten-year notes until they fall under seven years to maturity.

xi	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

xii	Brazil, Russia, India, and China.

xiii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Opportunity Trust 2014 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Opportunity Trust 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the period[4]
Class A	2.55%	$1,000.00	$1,025.50	1.22%	$6.23	Class A	5.00%	$1,000.00	$1,019.06	1.22%	$6.21
Class C	2.12	1,000.00	1,021.20	1.99	10.14	Class C	5.00	1,000.00	1,015.17	1.99	10.11
Class FI	2.46	1,000.00	1,024.60	1.29	6.58	Class FI	5.00	1,000.00	1,018.70	1.29	6.56
Class R	2.29	1,000.00	1,022.90	1.66	8.46	Class R	5.00	1,000.00	1,016.84	1.66	8.44
Class I	2.67	1,000.00	1,026.70	0.96	4.90	Class I	5.00	1,000.00	1,020.37	0.96	4.89

Legg Mason Opportunity Trust 2014 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Legg Mason Opportunity Trust 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 12/31/14	10.97%	9.99%	10.90%	10.42%	11.23%
Five Years Ended 12/31/14	15.11	14.21	15.02	14.60	15.45
Ten Years Ended 12/31/14	N/A	3.88	4.58	N/A	5.00
Inception* through 12/31/14	26.09	—	—	2.72	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 12/31/14	4.59%	8.99%	10.90%	10.42%	11.23%
Five Years Ended 12/31/14	13.76	14.21	15.02	14.60	15.45
Ten Years Ended 12/31/14	N/A	3.88	4.58	N/A	5.00
Inception* through 12/31/14	24.82	—	—	2.72	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/14)	293.45%
Class C (12/31/04 through 12/31/14)	46.31
Class FI (12/31/04 through 12/31/14)	56.47
Class R (Inception date of 12/28/06 through 12/31/14)	23.98
Class I (12/31/04 through 12/31/14)	62.84

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, December 30, 1999, February 13, 2004, December 28, 2006 and June 26, 2000, respectively.

Legg Mason Opportunity Trust 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of Legg Mason Opportunity Trust vs. S&P 500 Index† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of Legg Mason Opportunity Trust on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason Opportunity Trust 2014 Annual Report

Schedule of investments

December 31, 2014

Legg Mason Opportunity Trust

Security	Shares	Value
Common Stocks — 97.1%
Consumer Discretionary — 29.3%
Automobiles — 4.1%
Fiat Chrysler Automobiles NV	5,000,000	$57,900,000	*
General Motors Co.	900,000	31,419,000
Total Automobiles		89,319,000
Hotels, Restaurants & Leisure — 1.9%
Boyd Gaming Corp.	3,200,000	40,896,000	*
Household Durables — 9.6%
KB Home	2,250,000	37,237,500
Lennar Corp., Class A Shares	1,520,000	68,111,200
PulteGroup Inc.	3,400,000	72,964,000	(a)
Taylor Morrison Home Corp., Class A Shares	1,569,360	29,645,210	*
Total Household Durables		207,957,910
Internet & Catalog Retail — 9.9%
Amazon.com Inc.	105,000	32,586,750	*(b)
Coupons.com Inc.	2,025,000	35,943,750	*
Groupon Inc.	4,700,000	38,822,000	*
Netflix Inc.	125,000	42,701,250	*(a)
Priceline Group Inc.	38,000	43,327,980	*
zulily Inc., Class A Shares	841,800	19,698,120	*
Total Internet & Catalog Retail		213,079,850
Specialty Retail — 3.8%
Best Buy Co. Inc.	1,000,000	38,980,000	(a)
GameStop Corp., Class A Shares	1,300,000	43,940,000	(a)
Total Specialty Retail		82,920,000
Total Consumer Discretionary		634,172,760
Energy — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
Chesapeake Energy Corp.	1,575,000	30,822,750
Financials — 18.8%
Banks — 5.9%
Bank of America Corp.	3,400,000	60,826,000	(a)
Citigroup Inc.	900,000	48,699,000
Sberbank of Russia, ADR	4,900,000	18,977,700
Total Banks		128,502,700
Capital Markets — 1.8%
E*TRADE Financial Corp.	1,571,900	38,126,435	*(a)
Consumer Finance — 0.9%
Springleaf Holdings Inc.	530,000	19,170,100	*

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Legg Mason Opportunity Trust

Security	Shares	Value
Insurance — 3.4%
Genworth Financial Inc., Class A Shares	8,600,000	$73,100,000	*(a)
Real Estate Investment Trusts (REITs) — 0.0%
New Senior Investment Group Inc.	1	16
Newcastle Investment Corp.	1	5
Total Real Estate Investment Trusts (REITs)		21
Thrifts & Mortgage Finance — 6.8%
MGIC Investment Corp.	7,300,000	68,036,000	*(a)
Nationstar Mortgage Holdings Inc.	1,200,000	33,828,000	*
PennyMac Financial Services Inc., Class A Shares	1,300,000	22,490,000	*(c)
Radian Group Inc.	1,412,700	23,620,344
Total Thrifts & Mortgage Finance		147,974,344
Total Financials		406,873,600
Health Care — 7.5%
Biotechnology — 5.6%
Gilead Sciences Inc.	575,000	54,199,500	*(a)
Intrexon Corp.	2,450,000	67,448,500	*(a)
Total Biotechnology		121,648,000
Health Care Providers & Services — 1.9%
CIGNA Corp.	400,000	41,164,000
Total Health Care		162,812,000
Industrials — 14.0%
Airlines — 14.0%
American Airlines Group Inc.	2,000,000	107,260,000	(a)
Delta Air Lines Inc.	2,000,000	98,380,000
United Continental Holdings Inc.	1,450,000	96,990,500	*
Total Industrials		302,630,500
Information Technology — 18.8%
Communications Equipment — 2.9%
QUALCOMM Inc.	850,000	63,180,500	(a)
Internet Software & Services — 7.2%
Alibaba Group Holding Ltd., Sponsored ADR	423,600	44,028,984	*
eBay Inc.	700,000	39,284,000	*
Endurance International Group Holdings Inc.	1,944,400	35,835,292	*
Pandora Media Inc.	2,000,000	35,660,000	*
WorldOne Inc.	61,284	68,025	(d)(e)(f)
WorldOne Inc., Contract	2,553	0	(d)(e)(f)(g)
Total Internet Software & Services		154,876,301
Semiconductors & Semiconductor Equipment — 3.2%
NXP Semiconductors NV	911,600	69,646,240	*(a)

See Notes to Financial Statements.

14	Legg Mason Opportunity Trust 2014 Annual Report

Legg Mason Opportunity Trust

Security			Shares	Value
Software — 1.0%
Monitise PLC			53,000,000	$20,602,479	*(e)
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.			380,000	41,944,400	(a)
Seagate Technology PLC			850,000	56,525,000
Total Technology Hardware, Storage & Peripherals				98,469,400
Total Information Technology				406,774,920
Investment Funds — 2.3%
Pangaea One, LP			57,592,167	48,965,782	(c)(d)(e)(f)
Materials — 3.6%
Chemicals — 3.6%
OCI Partners LP			515,108	8,241,728
Platform Specialty Products Corp.			3,000,000	69,660,000	*(a)
Total Materials				77,901,728
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
Level 3 Communications Inc.			600,000	29,628,000	*
Total Common Stocks (Cost — $1,379,323,521)				2,100,582,040
Convertible Preferred Stocks — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Mode Media Corp., Series M1			1,590,393	63,616	(d)(e)(f)
Mode Media Corp., Series M1 (Escrow)			113,600	0	(d)(e)(f)(g)
Mode Media Corp., Series M2 (Escrow)			113,599	0	(d)(e)(f)(g)
Total Convertible Preferred Stocks (Cost — $17,576,421)				63,616

	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Mode Media Corp.	9.000%	12/3/13	$3,486,219	418,346	(d)(e)(f)(h)
Mode Media Corp. (Escrow)	—	—	63,677	0	(d)(e)(f)(g)
Mode Media Corp. (Escrow)	—	—	63,676	0	(d)(e)(f)(g)
Total Corporate Bonds & Notes (Cost — $7,423,579)				418,346

		Expiration Date	Contracts
Purchased Options — 6.1%
Amazon.com Inc., Call @ $300.00		1/20/17	10,000	66,500,000
Apple Inc., Call @ $100.00		1/20/17	27,000	63,990,000
Total Purchased Options (Cost — $125,083,564)				130,490,000

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Legg Mason Opportunity Trust

Security	Expiration Date	Warrants	Value
Warrants — 2.0%
JPMorgan Chase & Co. (Cost — $22,736,635)	10/28/18	2,090,900	$43,490,720	*
Total Investments — 105.2% (Cost — $1,552,143,720#)			2,275,044,722
Liabilities in Excess of Other Assets — (5.2)%			(111,732,995)
Total Net Assets — 100.0%			$2,163,311,727

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 7).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2014, the total market value of Affiliated Companies was $71,455,782, and the cost was $80,871,885 (See Note 9).

(d)	Restricted security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Illiquid security (unaudited).

(g)	Value is less than $1.

(h)	The maturity principal and coupon payment are currently in default as of December 31, 2014.

#	Aggregate cost for federal income tax purposes is $1,544,325,409.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	Legg Mason Opportunity Trust 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments in unaffiliated securities, at value (Cost — $1,471,271,835)	$2,203,588,940
Investments in affiliated securities, at value (Cost — $80,871,885)	71,455,782
Cash	9,765,931
Receivable for Fund shares sold	2,925,572
Dividends receivable	272,000
Prepaid expenses	102,667
Total Assets	2,288,110,892

Liabilities:
Loan payable (Note 7)	118,000,000
Payable for Fund shares repurchased	3,372,988
Investment management fee payable	1,387,489
Service and/or distribution fees payable	814,673
Interest payable	41,959
Trustees’ fees payable	31,165
Accrued expenses	1,150,891
Total Liabilities	124,799,165
Total Net Assets	$2,163,311,727

Net Assets:
Par value (Note 8)	$1,122
Paid-in capital in excess of par value	3,309,528,134
Overdistributed net investment income	(5,752,203)
Accumulated net realized loss on investments and foreign currency transactions	(1,863,366,328)
Net unrealized appreciation on investments	722,901,002
Total Net Assets	$2,163,311,727

Shares Outstanding:
Class A	9,022,040
Class C	49,493,701
Class FI	3,792,937
Class R	331,593
Class I	49,511,222

Net Asset Value:
Class A (and redemption price)	$18.92
Class C*	$18.27
Class FI (and redemption price)	$19.54
Class R (and redemption price)	$19.18
Class I (and redemption price)	$20.36
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.07

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2014 Annual Report	17

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Dividends and distributions from unaffiliated investments	$34,443,566
Dividends and distributions from affiliated investments	4,268,925
Return of capital (Note 1(i))	(10,115,792)
Net Dividends and Distributions	28,596,699
Total Investment Income	28,596,699

Expenses:
Investment management fee (Note 2)	15,905,300
Service and/or distribution fees (Notes 2 and 5)	9,650,687
Transfer agent fees (Note 5)	2,278,118
Interest expense (Note 7)	957,747
Trustees’ fees	224,372
Registration fees	182,990
Legal fees	171,370
Fund accounting fees	169,209
Audit and tax fees	65,866
Shareholder reports	60,665
Insurance	28,547
Custody fees	14,668
Miscellaneous expenses	50,068
Total Expenses	29,759,607
Net Investment Loss	(1,162,908)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	240,336,140
Investment transactions in affiliated securities	4,522,254
REIT distributions	1,280,571
Foreign currency transactions	(44,165)
Net Realized Gain	246,094,800
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(31,179,231)
Affiliated investments	(6,387,015)
Foreign currencies	1,458
Change in Net Unrealized Appreciation (Depreciation)	(37,564,788)
Net Gain on Investments and Foreign Currency Transactions	208,530,012
Increase in Net Assets from Operations	$207,367,104

See Notes to Financial Statements.

18	Legg Mason Opportunity Trust 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income (loss)	$(1,162,908)	$1,488,410
Net realized gain	246,094,800	32,483,766
Change in net unrealized appreciation (depreciation)	(37,564,788)	646,341,365
Increase in Net Assets From Operations	207,367,104	680,313,541

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(250,086)	(11,000,075)
Decrease in Net Assets From Distributions to Shareholders	(250,086)	(11,000,075)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	631,354,190	531,800,445
Reinvestment of distributions	238,639	10,448,967
Cost of shares repurchased	(549,022,897)	(336,045,871)
Increase in Net Assets From Fund Share Transactions	82,569,932	206,203,541
Increase in Net Assets	289,686,950	875,517,007

Net Assets:
Beginning of year	1,873,624,777	998,107,770
End of year*	$2,163,311,727	$1,873,624,777
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(5,752,203)	$380,522

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2014 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$17.06	$10.27	$7.30	$11.18	$9.52

Income (loss) from operations:
Net investment income (loss)	0.03	0.07	0.10	0.06	(0.02)
Net realized and unrealized gain (loss)	1.83	6.89	2.87	(3.89)	1.68
Total income (loss) from operations	1.86	6.96	2.97	(3.83)	1.66

Less distributions from:
Net investment income	—	(0.17)	—	(0.05)	—
Total distributions	—	(0.17)	—	(0.05)	—

Net asset value, end of year	$18.92	$17.06	$10.27	$7.30	$11.18
Total return[3]	10.97%	68.03%	40.68%	(34.40)%	17.44%

Net assets, end of year (000s)	$170,661	$130,470	$47,770	$39,312	$95,232

Ratios to average net assets:
Gross expenses[4]	1.19%	1.21%	1.31%	1.34%	1.31%
Net expenses[4,5]	1.19	1.21	1.31	1.34	1.31
Net investment income (loss)	0.18	0.48	1.13	0.61	(0.20)

Portfolio turnover rate	32%	17%	35%	33%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason Opportunity Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$16.61	$10.01	$7.17	$11.02	$9.45

Income (loss) from operations:
Net investment income (loss)	(0.11)	(0.04)	0.03	(0.01)	(0.10)
Net realized and unrealized gain (loss)	1.77	6.71	2.81	(3.84)	1.67
Total income (loss) from operations	1.66	6.67	2.84	(3.85)	1.57

Less distributions from:
Net investment income	—	(0.07)	—	—	—
Total distributions	—	(0.07)	—	—	—

Net asset value, end of year	$18.27	$16.61	$10.01	$7.17	$11.02
Total return[3]	9.99%	66.82%	39.61%	(34.94)%	16.61%

Net assets, end of year (000s)	$904,354	$893,441	$623,338	$596,963	$1,357,924

Ratios to average net assets:
Gross expenses[4]	1.98%	2.02%	2.08%	2.12%	2.08%
Net expenses[4,5]	1.98	2.02	2.08	2.12	2.08
Net investment income (loss)	(0.61)	(0.33)	0.34	(0.15)	(0.97)

Portfolio turnover rate	32%	17%	35%	33%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$17.63	$10.62	$7.55	$11.56	$9.86

Income (loss) from operations:
Net investment income (loss)	0.02	0.06	0.11	0.06	(0.04)
Net realized and unrealized gain (loss)	1.89	7.13	2.96	(4.03)	1.74
Total income (loss) from operations	1.91	7.19	3.07	(3.97)	1.70

Less distributions from:
Net investment income	—	(0.18)	—	(0.04)	—
Total distributions	—	(0.18)	—	(0.04)	—

Net asset value, end of year	$19.54	$17.63	$10.62	$7.55	$11.56
Total return[3]	10.90%	67.97%	40.66%	(34.47)%	17.24%

Net assets, end of year (000s)	$74,096	$105,824	$40,860	$10,953	$23,527

Ratios to average net assets:
Gross expenses[4]	1.25%	1.27%	1.40%	1.39%	1.46%
Net expenses[4,5]	1.25	1.27	1.40	1.39	1.46
Net investment income (loss)	0.13	0.45	1.19	0.55	(0.36)

Portfolio turnover rate	32%	17%	35%	33%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Opportunity Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$17.37	$10.48	$7.48	$11.47	$9.80

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.00 [3]	0.06	0.02	(0.06)
Net realized and unrealized gain (loss)	1.86	7.01	2.94	(4.00)	1.73
Total income (loss) from operations	1.81	7.01	3.00	(3.98)	1.67

Less distributions from:
Net investment income	—	(0.12)	—	(0.01)	—
Total distributions	—	(0.12)	—	(0.01)	—

Net asset value, end of year	$19.18	$17.37	$10.48	$7.48	$11.47
Total return[4]	10.42%	67.18%	40.11%	(34.71)%	17.04%

Net assets, end of year (000s)	$6,361	$6,041	$3,280	$3,948	$16,682

Ratios to average net assets:
Gross expenses[5]	1.64%	1.69%	1.75%	1.74%	1.67%
Net expenses[5,6]	1.64	1.69	1.75	1.74	1.67
Net investment income (loss)	(0.27)	0.02	0.68	0.16	(0.56)

Portfolio turnover rate	32%	17%	35%	33%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$18.31	$11.01	$7.80	$11.94	$10.14

Income (loss) from operations:
Net investment income	0.08	0.11	0.14	0.10	0.01
Net realized and unrealized gain (loss)	1.98	7.38	3.07	(4.15)	1.79
Total income (loss) from operations	2.06	7.49	3.21	(4.05)	1.80

Less distributions from:
Net investment income	(0.01)	(0.19)	—	(0.09)	—
Total distributions	(0.01)	(0.19)	—	(0.09)	—

Net asset value, end of year	$20.36	$18.31	$11.01	$7.80	$11.94
Total return[3]	11.23%	68.45%	41.15%	(34.15)%	17.75%

Net assets, end of year (000s)	$1,007,840	$737,849	$282,860	$219,857	$460,623

Ratios to average net assets:
Gross expenses[4]	0.94%	0.93%	1.01%	0.99%	1.01%
Net expenses[4,5]	0.94	0.93	1.01	0.99	1.01
Net investment income	0.43	0.75	1.44	0.98	0.12

Portfolio turnover rate	32%	17%	35%	33%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Opportunity Trust 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Legg Mason Opportunity Trust 2014 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Opportunity Trust 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Information technology	$386,104,416	$20,602,479	$68,025	$406,774,920
Investment funds	—	—	48,965,782	48,965,782
Other common stocks	1,644,841,338	—	—	1,644,841,338
Convertible preferred stocks	—	—	63,616	63,616
Corporate bonds & notes	—	—	418,346	418,346
Purchased options	130,490,000	—	—	130,490,000
Warrants	43,490,720	—	—	43,490,720
Total investments	$2,204,926,474	$20,602,479	$49,515,769	$2,275,044,722

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and 2 measurements during the year. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2014, securities valued at $20,602,479 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks		Convertible Preferred Stocks	Corporate Bonds & Notes
Investments in Securities	Information Technology	Investment Funds	Consumer Discretionary	Consumer Discretionary	Total
Balance as of December 31, 2013	$1,000,768	$50,717,643	$804,103	$3,433,926	$55,956,440
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(932,743)	(1,728,609)	(740,487)	(3,015,580)	(6,417,419)
Purchases	—	1,219,345	—	—	1,219,345
Sales	—	(1,242,597)	—	—	(1,242,597)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2014	$68,025	$48,965,782	$63,616	$418,346	$49,515,769
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2014[1]	$(932,743)	$(1,728,609)	$(740,487)	$(3,015,580)	$(6,417,419)

Legg Mason Opportunity Trust 2014 Annual Report	27

Notes to financial statements (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/14 (000’s)	Valuation Technique	Unobservable Input	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$48,966	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

28	Legg Mason Opportunity Trust 2014 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent

Legg Mason Opportunity Trust 2014 Annual Report	29

Notes to financial statements (cont’d)

features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended December 31, 2014, the Fund did not receive any commission rebates.

(g) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)	Cost	Fair Value at 12/31/14	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11	$15,379,368	$63,616	$0.04	0.00%	—	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11	1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11	1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Note 9%	3,486,219	12/11	6,495,632	418,346	12.00	0.02%	—	—
Mode Media Corp., Note (Escrow)	63,677	12/11	463,974	0	0.00	0.00%	—	—
Mode Media Corp., Note (Escrow)	63,676	12/11	463,973	0	0.00	0.00%	—	—

30	Legg Mason Opportunity Trust 2014 Annual Report

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 12/31/14	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Pangaea One, LP	57,592,167	—	A	$57,592,167	$48,965,782	$0.85	2.26%	$2,609,834	$1,753,925	B
WorldOne Inc.	61,284	8/12		26,711,423	68,025	1.11	0.00%	—	—
WorldOne Inc., Contract	2,553	8/12		0	0	0.00	0.00%	—	—
				$109,303,591	$49,515,769		2.28%	$2,609,834	$1,753,925

A

Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 11/13, 12/13, 3/14, 8/14, 10/14 and 12/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2014, the Fund had open commitments of $1,753,925.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on

Legg Mason Opportunity Trust 2014 Annual Report	31

Notes to financial statements (cont’d)

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(3,819,337)	—	$3,819,337
(b)	(900,394)	$900,394	—

(a)	Reclassifications are due to a prior year taxable overdistribution and book/tax differences in the treatment of various items.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from partnerships.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with LMM, LCC (“LMM”). Pursuant to the agreement, LMM provides the Fund with investment advisory and management services, including the management of cash and short-term instruments, and provides certain oversight services to the Fund. For LMM’s services, the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to

32	Legg Mason Opportunity Trust 2014 Annual Report

it under the agreement. LMPFA is wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). LMM is an affiliate of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $82,840 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$228	$64,546

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$788,016,610
Sales	672,342,286

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$864,010,385
Gross unrealized depreciation	(133,291,072)
Net unrealized appreciation	$730,719,313

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

Legg Mason Opportunity Trust 2014 Annual Report	33

Notes to financial statements (cont’d)

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$130,490,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$93,721,666

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(22,250,059)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$73,052,692

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$130,490,000	—	$130,490,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and

34	Legg Mason Opportunity Trust 2014 Annual Report

Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$417,061	$140,752
Class C	8,941,823	1,165,711
Class FI	259,483	152,958
Class R	32,320	18,396
Class I	—	800,301
Total	$9,650,687	$2,278,118

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	—	$900,669
Class C	—	4,050,900
Class FI	—	1,121,482
Class R	—	44,151
Class I	$250,086	4,882,873
Total	$250,086	$11,000,075

7. Lines of credit

The Fund may borrow for investment purposes, also known as “leveraging” from a $150,000,000 line of credit (“Leveraging Credit Agreement”) with the Bank of Nova Scotia effective December 18, 2014. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Bank of Nova Scotia. The Fund’s Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions could limit the Fund’s ability to utilize borrowing under the agreement.

Legg Mason Opportunity Trust 2014 Annual Report	35

Notes to financial statements (cont’d)

Interest expense related to the Leveraging Credit Agreement for the period ended December 31, 2014 was $42,101. At December 31, 2014, the Fund had $118,000,000 of borrowings outstanding per the Leveraging Credit Agreement. For the period ended December 31, 2014, based on the number of days during the reporting period that the Fund had an outstanding balance under this Leveraging Credit Agreement, the average daily borrowings were $118,000,000 and the weighted average interest rate was 0.93%.

Prior to December 18, 2014, the Fund had a $125,000,000 line of credit (“Prior Leveraging Credit Agreement”) with Bank of America. The Prior Leveraging Credit Agreement was terminated on December 18, 2014. The interest on the borrowings under the Prior Leveraging Credit Agreement was calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. Interest expense related to the borrowings under the Prior Leveraging Credit Agreement for the period ended December 18, 2014 was $915,646. To the extent of the borrowings outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Bank of America. For the period ended December 18, 2014, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Leveraging Credit Agreement, the average daily borrowings were $109,897,436 and the weighted average interest rate was 0.87%.

8. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,472,706	$114,809,987	4,241,469	$61,126,556
Shares issued on reinvestment	—	—	62,677	860,550
Shares repurchased	(5,100,449)	(89,736,097)	(1,305,649)	(17,758,619)
Net increase	1,372,257	$25,073,890	2,998,497	$44,228,487

Class C
Shares sold	3,467,864	$60,177,815	3,344,337	$45,650,468
Shares issued on reinvestment	—	—	292,553	3,928,992
Shares repurchased	(7,773,255)	(134,225,930)	(12,088,334)	(157,770,000)
Net decrease	(4,305,391)	$(74,048,115)	(8,451,444)	$(108,190,540)

Class FI
Shares sold	3,450,665	$63,599,365	5,310,110	$74,880,356
Shares issued on reinvestment	—	—	78,682	1,117,275
Shares repurchased	(5,661,388)	(104,346,722)	(3,231,729)	(47,249,317)
Net increase (decrease)	(2,210,723)	$(40,747,357)	2,157,063	$28,748,314

36	Legg Mason Opportunity Trust 2014 Annual Report

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class R
Shares sold	125,660	$2,258,259	184,234	$2,447,258
Shares issued on reinvestment	—	—	3,043	42,668
Shares repurchased	(141,796)	(2,552,608)	(152,631)	(2,121,304)
Net increase (decrease)	(16,136)	$(294,349)	34,646	$368,622

Class I
Shares sold	20,665,383	$390,508,764	21,479,457	$347,695,807
Shares issued on reinvestment	12,016	238,639	305,671	4,499,482
Shares repurchased	(11,455,304)	(218,161,540)	(7,193,785)	(111,146,631)
Net increase	9,222,095	$172,585,863	14,591,343	$241,048,658

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2014:

	Affiliate Mkt Value at 12/31/13	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/14	Realized Gain/ Loss
		Cost	Shares/Par	Cost	Shares/Par
Ellington Financial LLC*	$32,847,628	—	—	$31,832,467	1,448,947	$3,327,818	—	$2,853,527
Penny Mac Financial Services Inc., Class A Shares‡	—	$8,234,083	500,000	—	—	—	$22,490,000	—
Pangaea One, LP	50,717,643	1,219,345	1,219,345	1,242,597	1,242,597	941,107	48,965,782	1,668,727
	$83,565,271	$9,453,428		$33,075,064		$4,268,925	$71,455,782	$4,522,254

*	This security is no longer an affiliated company.

‡	This security was not an affiliated company as of December 31, 2013.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$250,086	$1,100,075

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(1,871,184,638)
Other book/tax temporary differences(a)	(5,752,204)
Unrealized appreciation (depreciation)(b)	730,719,313
Total accumulated earnings (losses) — net	$(1,146,217,529)

Legg Mason Opportunity Trust 2014 Annual Report	37

Notes to financial statements (cont’d)

*	During the taxable year ended December 31, 2014, the Fund utilized $75,415,900 of its capital loss carryforward available from prior years. As of December 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(1,049,401,198)
12/31/2017	(821,783,440)
$(1,871,184,638)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of limited partnership investments.

38	Legg Mason Opportunity Trust 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Investment Trust and to the Shareholders of Legg Mason Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust (comprising Legg Mason Investment Trust, the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

Legg Mason Opportunity Trust 2014 Annual Report	39

Board approval of management agreement (unaudited)

At its November 2014 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 9, 2014, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Fund’s Administrator, Legg Mason Partners Fund Advisor, LLC (the “Administrator”), to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management Agreement. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Independent Trustees further discussed renewal of the Management Agreement in an executive session with independent legal counsel on November 6, 2014.

In voting to approve continuance of the Management Agreement, the Board, including the Independent Trustees, considered whether approval of the Management Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Management Agreement are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuance of the Management Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement, noting that certain administrative functions under the Management Agreement had been delegated to the Administrator, an affiliate of the Manager. In addition to portfolio management services, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager’s affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Administrator in its management of the Fund’s affairs. The Board’s evaluation of the services provided by the Manager and the Administrator took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the Administrator’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the operational and compliance support that the Manager received from Legg Mason Investment Counsel, LLC, and that such support would continue following the sale of Legg Mason Investment Counsel, LLC. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through Legg Mason, Inc., which is a partial owner of the Manager.

40	Legg Mason Opportunity Trust

The Board considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peer group and benchmark, and had met with the Fund’s portfolio managers at in-person meetings throughout the year.

The Board noted the Fund’s favorable performance for Class I Shares for the one-, three- and five-year periods ended June 30, 2014, placing it in the first quintile. The Board also noted that the Fund experienced a period of significant underperformance during the extreme market and credit conditions in 2008 and 2009, which placed it in the fifth quintile for the Class I Shares for the ten-year period ended June 30, 2014. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interests of the Fund to approve renewal of the Management Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the advisory and other services provided by the Manager and its affiliates. The Board reviewed and considered the actual management fee (the “Actual Management Fee”).

The Board was advised that the Manager did not have other U.S. clients investing primarily in an asset class similar to that of the Fund. However, the Board received an analysis of complex-wide management fees provided by the Administrator, which, among other things, sets out the range of fees based on asset classes. In addition, the Administrator provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were in the third and fourth quintiles, respectively relative to the Lipper peer group and that actual total expenses for the Class I

Legg Mason Opportunity Trust	41

Board approval of management agreement (unaudited) (cont’d)

Shares were higher than the Lipper expense group median (fourth quintile) but lower than the Lipper expense universe average.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2014 and 2013, which corresponds to Legg Mason’s fiscal year end. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Administrator regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of the Management Agreement is in the best interests of the Fund.

42	Legg Mason Opportunity Trust

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Opportunity Trust	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

44	Legg Mason Opportunity Trust

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly Director of TeleTech Holdings, Inc. (business process outsourcing)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Legg Mason Opportunity Trust	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Legg Mason Opportunity Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason Opportunity Trust	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

48	Legg Mason Opportunity Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	6/17/2014
Payable date:	6/18/2014
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Opportunity Trust	49

Legg Mason

Opportunity Trust

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment adviser and manager

LMM LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013155 2/15 SR15-2425

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,212 in December 31, 2013 and in $44,540 December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2013 and $0 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,800 in December 31, 2013 and $5,800 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,412 in December 31, 2013 and $4,802 in December 31, 2014 other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Investment Trust, Inc.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Investment Trust during the reporting period were $7,000 in December 31, 2013 in $0 in December 31, 2014.

(h) Yes. Legg Mason Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015